                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             i2 Technologies, Inc.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                   [I2 LOGO]

                             I2 TECHNOLOGIES, INC.
                                  ONE I2 PLACE
                                11701 LUNA ROAD
                              DALLAS, TEXAS 75234

                                November 3, 2000

Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of i2 Technologies, Inc., which will be held at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas on Tuesday, November 28, 2000 at 2:00 p.m. (Central Time).

     Details of the business to be conducted at this meeting are given in the attached Notice of Special Meeting of Stockholders and proxy statement.

     After careful consideration, our Board of Directors has approved the proposal set forth in the proxy statement and recommends that you vote for the proposal.

     You may vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the methods offered. If you are able to attend this meeting and wish to change your proxy vote, you may be able to do so by revoking your proxy and voting in person at the meeting.

     We look forward to seeing you at the special meeting.

                                            Sincerely,

                                            [/s/ SANJIV S. SIDHU]
                                            SANJIV S. SIDHU
                                            Chairman of the Board and
                                            Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THIS MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES BY TELEPHONE, BY THE INTERNET OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                             i2 TECHNOLOGIES, INC.
                                  ONE i2 PLACE
                                11701 LUNA ROAD
                              DALLAS, TEXAS 75234

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 28, 2000

To the Stockholders of i2 Technologies, Inc.:

     A Special Meeting of Stockholders of i2 Technologies, Inc. will be held at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas on Tuesday, November 28, 2000 at 2:00 p.m. (Central Time) for the following purposes:

          1. To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 2,000,000,000.

          2. To act upon such other business as may properly come before this meeting or any adjournments thereof.

     Only stockholders of record at the close of business on October 19, 2000 are entitled to notice of, and to vote at, this meeting. A list of stockholders entitled to vote at this meeting will be available for inspection at our offices. Whether or not you plan to attend this meeting in person, please vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. The prompt submission of your proxy by one of the three methods offered will assist us in preparing for this meeting.

     You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it has been voted at the meeting. It may be possible for you to vote in person at the meeting even if you have returned a proxy. Please review the proxy statement for more information.

                                            By Order of the Board of Directors,

                                            [/s/ ROBERT C. DONOHOO]
                                            Robert C. Donohoo
                                            Secretary

November 3, 2000
                             i2 TECHNOLOGIES, INC.

                                  ONE I2 PLACE
                                11701 LUNA ROAD
                              DALLAS, TEXAS 75234

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of i2 Technologies, Inc., a Delaware corporation, for a Special Meeting of Stockholders to be held on Tuesday, November 28, 2000 at 2:00 p.m. (Central
Time), and at any adjournment or postponement thereof at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas. These proxy materials were first mailed to stockholders of record beginning on or about November 3, 2000.

                               PURPOSE OF MEETING

     The specific proposal to be considered and acted upon at this meeting is summarized in the accompanying Notice of Special Meeting of Stockholders. The proposal is described in more detail in this proxy statement.

                         VOTING RIGHTS AND SOLICITATION

     The cost of soliciting proxies will be paid by us and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this proxy statement. Solicitation will be made primarily through the use of the mail, however, our regular employees may, without additional remuneration, solicit proxies personally by telephone or the Internet.

     We have fixed October 19, 2000 as the record date for determining those stockholders who are entitled to notice of, and to vote at, this meeting. At the
close of business on the record date, we had           outstanding shares of our
common stock, par value $.00025 per share. The presence, in person or by proxy, of the holders of a majority of the shares of our outstanding common stock entitled to vote is necessary to constitute a quorum at this meeting. Each of our stockholders is entitled to one vote for each share of our common stock held by that stockholder as of the record date. If a choice as to the matters coming before the special meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposal described in the Notice of Special Meeting and in this proxy statement.

     A stockholder executing a proxy pursuant to this solicitation may revoke his or her proxy at any time prior to its use:

     - by delivering to the Secretary of i2 a signed notice of revocation or a later-dated, signed proxy; or

     - by attending the meeting and voting in person.

     Attendance at the meeting does not in itself constitute the revocation of a proxy. In addition, if your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

     Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     As of September 30, 2000, our directors and executive officers beneficially owned an aggregate of approximately 68.1 million shares of our common stock, not including shares of common stock issuable upon exercise of outstanding stock options, constituting approximately 34.1% of the shares of common stock outstanding. It is expected that such directors and executive officers will vote or direct the vote of all shares of our common stock held or owned by such persons, or over which such persons have voting control, in favor of the proposal described in this proxy statement. Nonetheless, the approval of the proposal is not assured.

                                    PROPOSAL

         APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

     Our present capital structure authorizes 500,000,000 shares of common stock and 5,000,000 shares of preferred stock. The Board of Directors believes that this capital structure is inadequate for our present and future needs. Therefore, the Board of Directors has approved the amendment of our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 500,000,000 to 2,000,000,000 shares. The Board of Directors believes this capital structure more appropriately reflects our present and future needs and recommends such amendment to the stockholders for adoption. The undesignated preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the
Board of Directors. On October 19, 2000,                          shares of
common stock and no shares of preferred stock were outstanding. The proposed amendment of the Restated Certificate was approved by the Board on October 17, 2000, subject to stockholder approval at the Special Meeting.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     Authorizing an additional 1,500,000,000 shares of common stock would give the Board of Directors the authority, without further action of the stockholders, to issue such common stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition transactions, equity financings, stock dividends or distributions, in each case without further action by the stockholders, unless such stockholder action is specifically required by applicable law or the rules of the Nasdaq National Market or any stock exchange on which our securities may then be listed. Other than a stock dividend of one share of common stock for each share of common stock outstanding on the specified record date, we have no current plans to issue such additional authorized shares of common stock.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of i2 more difficult. For example, we could issue additional shares to dilute the stock ownership or voting rights of persons seeking to obtain control of i2. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of i2, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future. Therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

     On October 17, 2000, the Board of Directors declared a two-for-one split of our common stock, to be effected as a dividend of one additional share of common stock for each share of common stock outstanding on the specified record date, subject to approval by the stockholders of an increase in the number of authorized shares of common stock. Because we currently do not have sufficient authorized but unissued shares to double the number of authorized shares of common stock, the proposed stock split will not occur unless this proposal is approved. If this proposal is approved at the Special Meeting, the record date for the proposed stock split will be November 28, 2000 and the dividend shares will be distributed on December 5, 2000. None of the share-related data in this Proxy Statement is adjusted to take into account the proposed stock split.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares is required for approval of the amendment to the Restated Certificate. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. If this proposal is approved at the Special Meeting, the proposed amendment would become effective upon filing a certificate of amendment to the Restated Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE RESTATED CERTIFICATE AUTHORIZING 1,500,000,000 ADDITIONAL SHARES OF COMMON STOCK, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of our common stock as of September 30, 2000 by (1) each person who is known by us to own beneficially more than five percent of our common stock, (2) each of our directors, (3) the chief executive officer and our four other highest paid executives, and (4) all executive officers and directors as a group.

                                                           AMOUNT AND NATURE
                                                             OF BENEFICIAL      PERCENT OF
NAME                                                         OWNERSHIP(1)         CLASS
----                                                       -----------------    ----------
Sanjiv S. Sidhu(2).......................................     60,321,200(3)        30.2%
Sidhu-Singh Family Investments, Ltd.(2)..................     11,780,000            5.9
Romesh Wadhwani..........................................      6,322,528(4)         3.1
Gregory A. Brady.........................................      2,368,322(5)         1.2
Sandeep R. Tungare.......................................      2,204,000(6)         1.1
Hiten D. Varia...........................................        518,430(7)        *
William M. Beecher.......................................        207,645(8)        *
Reagan L. Lancaster......................................        188,170(9)        *
Thomas J. Meredith.......................................        141,000(10)       *
Harvey B. Cash...........................................         17,000(12)       *
Kenneth Lay..............................................          6,500(13)       *
All executive officers and directors as a group (eleven
  persons)...............................................     72,350,971(14)       35.4%

---------------

  *  Indicates less than 1%.

 (1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission in accordance with Rule 13d-3(d)(1). Percentage of beneficial ownership is based on 199,855,693 shares of our common stock outstanding as of September 30, 2000. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days following September 30, 2000 are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) The address for this person is One i2 Place, 11701 Luna Road, Dallas, Texas 75234.

 (3) Includes 11,780,000 shares held by Sidhu-Singh Family Investments, Ltd., of which Mr. Sidhu is a general partner, and 30,000 shares held by the Sidhu-Singh Family Foundation, of which Mr. Sidhu is a trustee.

 (4) Includes 1,825,078 shares subject to exercisable options.

 (5) Includes 1,500,000 shares subject to exercisable options.

 (6) Includes 1,000,000 shares owned by Mr. Tungare's spouse and 100,000 shares owned by the Tungare Manohar Family Foundation. Mr. Tungare serves on the board of directors of the Tungare Manohar Family Foundation and, in this capacity, shares the power to vote and dispose of the shares held by the Foundation, and 4,000 shares subject to exercisable options.

 (7) Includes 463,418 shares subject to exercisable options.

 (8) Includes 148,510 shares subject to exercisable options.

 (9) Includes 130,550 shares subject to exercisable options.

(10) Includes 20,000 shares held (inaudible) trust for the benefit of Mr. Meredith's family and 121,000 shares subject to exercisable options.

(11) Includes 55,057 shares subject to exercisable options.

(12) Includes 17,000 shares subject to exercisable options.

(13) Includes 4,000 shares subject to exercisable options.

(14) Includes 4,268,613 shares subject to exercisable options.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholder proposals to be presented at our 2001 annual meeting of stockholders and in our proxy statement and form of proxy relating to that meeting, must be received by us at our offices in Dallas, Texas, addressed to our Secretary, not later than 120 days prior to April 26, 2001. With respect to any stockholder proposal submitted outside of Rule 14a-8, persons named in the accompanying proxy card shall have discretionary authority to vote against any proposal presented at our 2001 annual meeting of stockholders unless notice is received by us in the manner specified in the previous sentence. These proposals must comply with applicable Delaware law, certain rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws.

                                 OTHER MATTERS

     Our Board of Directors is not aware of any matter to be presented for action at this meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment of our interest. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card, unless marked to the contrary.

                                            By Order of the Board of Directors,

                                            [/s/ ROBERT C. DONOHOO]
                                            ROBERT C. DONOHOO
                                            Secretary
                              i2 TECHNOLOGIES, INC.

                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 28, 2000

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sanjiv S. Sidhu and William M. Beecher, and each of them, with full power of substitution, attorneys and proxies of the undersigned to vote the shares of common stock, par value $0.00025 per share, of i2 Technologies, Inc. ("i2"), the undersigned could vote, and with all power the undersigned would possess, if personally present at the special meeting of stockholders of i2 to be held at the Omni Hotel at Park West, 1590 Lyndon B. Johnson Freeway, Dallas, Texas on Tuesday, November 28, 2000 at 2:00 p.m. (Central Time), and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1. ANY HOLDER WHO WISHES TO WITHHOLD THE DISCRETIONARY AUTHORITY REFERRED TO IN ITEM 2 ON THE REVERSE SIDE SHOULD MARK A LINE THROUGH THE ENTIRE ITEM.


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                            o FOLD AND DETACH HERE o

1. Approval of the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

           For             Against         Abstain
           [ ]               [ ]             [ ]

2. In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the special meeting or any adjournment thereof.

[ ] By checking the box to the left, I consent to future access of the Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that i2 may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke any consent at any time contacting i2's transfer agent, ChaseMellon Shareholder Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges may be my responsibility.

                                    Receipt of the proxy statement dated
                                    November 3, 2000 is hereby acknowledged

                                    Dated:                   , 2000
                                          ------------------

                                    ------------------------------------------

                                    ------------------------------------------
                                    Signature(s)


                                    (Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title to such.)

    PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

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   O FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL O

                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

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                                VOTE BY INTERNET
                          24 HOURS A DAY, 7 DAYS A WEEK
   Follow the instructions at our Internet Address: http://www.eproxy.com/ITWO
--------------------------------------------------------------------------------

                                       OR

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                                  VOTE BY PHONE
                          HAVE YOUR PROXY CARD IN HAND
             Call toll-free 1-800-840-1208 on a touch tone telephone
                       24 hours a day, 7 days a week
                    There is NO CHARGE to you for this call.
                You will be asked to enter your 11-digit Control
           Number, which is located in the box in the lower right hand corner of this form.
                        Follow the recorded instructions.
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                                       OR

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                               VOTE BY PROXY CARD
                     Mark, sign and date your proxy card and
                    return promptly in the enclosed envelope.

================================================================================

              IF YOU WISH TO ACCESS FUTURE ANNUAL REPORTS AND PROXY
                STATEMENTS ELECTRONICALLY VIA THE INTERNET AND NO
                      LONGER RECEIVE THE PRINTED MATERIALS,
                PLEASE PROVIDE YOUR CONSENT WITH YOUR PROXY VOTE.
--------------------------------------------------------------------------------

                  NOTE: IF YOU VOTED BY INTERNET OR TELEPHONE,
                 THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

                              THANK YOU FOR VOTING.